Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25BQ

SEVENTY-FIFTH AMENDMENT

TO THE

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This SEVENTY-FIFTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”). CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009 (CSG document No. 2298875), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms. The effective date of this Amendment is the date last signed below (the "Effective Date").

WHEREAS, pursuant to that certain Fifty-third Amendment to the Agreement executed by the Parties to be effective as of October 6, 2014 (CSG document no. 2508077) (the "53rd Amendment"), CSG agreed to provide WFX Scheduling and WFX Resource Allocation Manager, as described in Schedule B, "Products," Exhibit B-1, "Additional Product Information" of the Agreement for the fees set for in Schedule F, "Fees," "CSG Licensed Products," "III Workforce Management," subsection C., "WFX Scheduling and WFX Resource Allocation Manager"; and

WHEREAS, pursuant to that certain Statement of Work executed by the Parties to be effective as of October 6, 2014 (CSG document no. 2508099), as amended (the "WFX Scheduling/RAM SOW"), CSG deployed WFX Scheduling and WFX Resource Allocation Manger for the Trial FC (as defined and identified in the WFX Scheduling/RAM SOW); and

WHEREAS, Customer has utilized WFX Scheduling and WFX Resource Allocation Manager in the Trial FC for the Trial Period; and

WHEREAS, Customer has provided notice to CSG that Customer no longer desires to have WFX Scheduling and WFX Resource Allocation Manager implemented into the Subsequent FCs and the CTER FC ads identified and described in the WFX Scheduling/RAM SOW; and

WHEREAS, based upon the terms of the Agreement and the WFX Scheduling/RAM SOW and upon notification by Customer, the parties agree the Trial Period expired **** ** ****; and

WHEREAS, as a result of discussions between the parties, the parties agree to amend the terms of the Trial Period; and

Now, therefore, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to the following as of the Effective Date:

1.   Pursuant to the notice provided to CSG by Customer and for the fees specified in the 53rd Amendment, CSG agrees to continue to make WFX Scheduling and WFX Resource Allocation Manager available to Customer in the Trial FC for the ****** (**) *** period commencing **** ** ****, through ********* *** **** (the "Trial FC Extension Period"), and, thereafter, for such additional ****** (**) *** periods as requested by Customer

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(email is sufficient), subject to CSG's receipt from Customer not less than ******* (**) **** prior to the expiration of the then-current Trial FC Extension Period of its desire to further extend the Trial FC.

2.   In consideration therefor, CSG shall invoice Customer and Customer shall pay CSG the ******* Service Fees as specified in and in accordance with the 53rd Amendment for each Trial FC Extension Period. Therefore, on the next invoice pertaining to the ****** **** billing period, CSG will invoice Customer for the ******* Service Fees for **** **** and ****** **** service periods, and will then invoice on a ******* basis thereafter until the end of the Trial FC Extension Period(s).

IN WITNESS WHEREOF the Parties hereto have caused this Amendment to be executed by their duly authorized representatives.

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: Charter Communications, Inc., its Manager By: /s/ Mike Ciszek	By: /s/ Peter E. Kalan
Name: Mike Ciszek	Name: Peter E. Kalan
Title: VP, Billing & Collections	Title: Chief Executive Officer
Date: 8/21/15	Date: 8/25/15